Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Joseph E. Miller, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i)
The Annual Report on Form 10-K of Griffin Capital Essential Asset REIT, Inc. (the “Company”) for the annual period ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 10, 2016	By:	/s/ Joseph E. Miller
Joseph E. Miller Chief Financial Officer and Treasurer (Principal Financial Officer)